FINANCIAL INSTRUMENTS (Details Narrative) $ in Thousands	12 Months Ended
Dec. 31, 2022 USD ($)
Financial Instruments
Excess of financial assets over financial liabilities	$ 165
Financial instruments, description	Company has excess of financial assets over financial liabilities in Euro and CAD in relation to US dollar of $ 79 and $123, respectively. An increase or decrease of 5% of the US dollar relative to the Euro would not have a significant effect on the Company.